DEBT	12 Months Ended
Dec. 31, 2014
DEBT
DEBT

8. DEBT

On August 28, 2012, the Company entered into a loan agreement ("Original Term Loan") with Silicon Valley Bank ("SVB") to borrow up to a maximum amount of $1,000. In August 2012, October 2012 and February 2013, the Company borrowed $250, $250 and $500, respectively. The Original Term Loan bore interest at a rate per annum of 2.25% above the prime rate fixed at the time of advance of the Original Term Loan (5.50%). The Original Term Loan provided for interest-only payments for the first 12 months based on the date of each borrowing, and, thereafter, 36 monthly payments of principal and interest. In connection with the Original Term Loan, the Company granted SVB a warrant to purchase 23,810 shares of common stock at an exercise price of $0.07 per share (See Note 9).

In January 2014, the Original Term Loan was amended ("Amendment No. 1") to provide for the following; borrowings of up to $6,000, repayment in full of the Original Term Loan balance outstanding, and an adjustment of the variable interest rate from 2.25% above the prime rate to 1.75% above the prime rate. In February 2014, the Company borrowed $2,000. The proceeds from the initial borrowing were used to pay down the Original Term Loan balance outstanding resulting in the Company receiving $1,056. Borrowings under Amendment No. 1 bore interest at a rate of 5.0%. Amendment No. 1 provided for interest-only payments for the first 12 months based on the date of each borrowing, and thereafter, 36 monthly payments of principal and interest. In connection with Amendment No. 1, the Company granted to SVB a warrant to purchase 14,430 shares of common stock with an exercise price of $0.05 per share (See Note 9).

In August 2014 the Original Term Loan was further amended ("Amendment No. 2") to provide for total borrowings of up to $8,000. In August 2014 and September 2014 the Company drew down $3,000 and $3,000, respectively. Pursuant to Amendment No. 2, interest-only payments are to be made for the first 12 months based on the date of each borrowing; thereafter, 36 monthly payments of principal and interest are to be made. Borrowings under Amendment 2 bear interest at the rate of 5.0%. The warrant agreement contains a performance clause that the Company met, resulting in additional financing extended and issuance of a warrant to purchase 86,580 additional shares of common stock with an exercise price of $0.05 per share (See Note 9).

In September 2014, the Original Term Loan was further amended ("Amendment No. 3") to extend the loan draw period through the earlier to occur of September 30, 2014 and an Event of Default.

The Company capitalized deferred financing costs of approximately $38 in entering into the Original Term Loan, of which approximately $16 was repaid at the time of Amendment No. 1 with the remaining approximately $22 being amortized to interest expense over the term of the debt. The balance of deferred financing costs was approximately $15 and $7 at December 31, 2013 and December 31, 2014 respectively. The total outstanding amount of the loans was $958 and $8,000 at December 31, 2013 and December 31, 2014 respectively. Interest expense on these notes payable totaled $62 and $208 or the years ended December 31, 2013 and December 31, 2014.

In November and December of 2014 the Company entered into a Note Purchase Agreement (the "Bridge Notes") allowing for the issuance of $5,000 of convertible promissory notes to a group of investors (the "Holders") bearing interest at a rate per annum of 6.0%. The Holders are related parties of the Company. All notes become due and payable at the earlier to occur of a qualified financing, a deemed liquidation event and November 2015.

As of December 31, 2014, future payments under the Company's debt agreements are as follows:

2015	$6,194
2016	2,667
2017	2,667
2018	1,479

Balance as of December 31, 2014	$13,007